EXHIBIT 99.3
Borders Group, Inc. Financial Statements
(dollars in millions, except per share amounts)
Sales and Earnings Summary

	Quarter Ended May 5, 2007
	Operating	Adjustments	GAAP
	Basis (1) (3)	(1) (3)	Basis

Domestic Borders Superstores	$615.0	$—	$615.0
Waldenbooks Specialty Retail	108.1	—	108.1
International	28.3	—	28.3

Total sales	751.4	—	751.4
Other revenue	5.3	—	5.3

Total revenue	756.7	—	756.7
Cost of goods sold, including occupancy costs	577.5	4.3	581.8

Gross margin	179.2	(4.3)	174.9
Selling, general and administrative expenses	211.6	1.2	212.8
Pre-opening expense	0.9	—	0.9
Asset impairments and other writedowns	—	0.9	0.9

Operating income (loss)	(33.3)	(6.4)	(39.7)
Interest expense	8.8	—	8.8

Income (loss) before income taxes	(42.1)	(6.4)	(48.5)
Income taxes	(18.5)	(1.5)	(20.0)

Income (loss) from continuing operations	$(23.6)	$(4.9)	$(28.5)

Loss on continuing operations of discontinued operations (net of tax)	(6.3)	0.5	(5.8)
Loss on disposal of discontinued operations (net of tax)	—	(1.6)	(1.6)

Loss from discontinued operations (net of tax)	(6.3)	(1.1)	(7.4)

Net Income (loss)	$(29.9)	$(6.0)	$(35.9)

Basic EPS from continuing operations	$(0.40)	$(0.08)	$(0.48)
Basic EPS from discontinued operations	$(0.11)	$(0.02)	$(0.13)
Basic EPS including discontinued operations	$(0.51)	$(0.10)	$(0.61)
Basic Weighted avg. common shares	58.6	58.6	58.6

	Quarter Ended August 4, 2007
	Operating	Adjustments	GAAP
	Basis (1) (3)	(1) (3)	Basis

Domestic Borders Superstores	$658.6	$—	$658.6
Waldenbooks Specialty Retail	116.7	—	116.7
International	29.3	—	29.3

Total sales	804.6	—	804.6
Other revenue	7.8	—	7.8

Total revenue	812.4	—	812.4
Cost of goods sold, including occupancy costs	609.1	0.9	610.0

Gross margin	203.3	(0.9)	202.4
Selling, general and administrative expenses	214.4	7.1	221.5
Pre-opening expense	1.6	—	1.6
Asset impairments and other writedowns	—	0.3	0.3

Operating income (loss)	(12.7)	(8.3)	(21.0)
Interest expense	10.3	—	10.3

Income (loss) before income taxes	(23.0)	(8.3)	(31.3)
Income taxes	(10.9)	(2.3)	(13.2)

Income (loss) from continuing operations	$(12.1)	$(6.0)	$(18.1)

Loss on continuing operations of discontinued operations (net of tax)	(3.2)	(2.1)	(5.3)
Loss on disposal of discontinued operations (net of tax)	—	(1.7)	(1.7)

Loss from discontinued operations (net of tax)	(3.2)	(3.8)	(7.0)

Net Income (loss)	$(15.3)	$(9.8)	$(25.1)

Basic EPS from continuing operations	$(0.21)	$(0.10)	$(0.31)
Basic EPS from discontinued operations	$(0.05)	$(0.07)	$(0.12)
Basic EPS including discontinued operations	$(0.26)	$(0.17)	$(0.43)
Basic Weighted avg. common shares	58.8	58.8	58.8

Borders Group, Inc. Financial Statements
(dollars in millions, except per share amounts)
Sales and Earnings Summary

	Quarter Ended November 3, 2007
	Operating	Adjustments	GAAP
	Basis (1) (3)	(1) (3)	Basis

Domestic Borders Superstores	$615.8	$—	$615.8
Waldenbooks Specialty Retail	109.7	—	109.7
International	32.3	—	32.3

Total sales	757.8	—	757.8
Other revenue	7.4	—	7.4

Total revenue	765.2	—	765.2
Cost of goods sold, including occupancy costs	597.3	1.2	598.5

Gross margin	167.9	(1.2)	166.7
Selling, general and administrative expenses	217.5	(0.2)	217.3
Pre-opening expense	1.3	—	1.3
Asset impairments and other writedowns	—	1.4	1.4

Operating income (loss)	(50.9)	(2.4)	(53.3)
Interest expense	11.9	—	11.9

Income (loss) before income taxes	(62.8)	(2.4)	(65.2)
Income taxes	(24.7)	(0.8)	(25.5)

Income (loss) from continuing operations	$(38.1)	$(1.6)	$(39.7)

Loss on continuing operations of discontinued operations (net of tax)	(3.9)	—	(3.9)
Loss on disposal of discontinued operations (net of tax)	—	(117.5)	(117.5)

Loss from discontinued operations (net of tax)	(3.9)	(117.5)	(121.4)

Net Income (loss)	$(42.0)	$(119.1)	$(161.1)

Basic EPS from continuing operations	$(0.65)	$(0.03)	$(0.68)
Basic EPS from discontinued operations	$(0.06)	$(2.00)	$(2.06)
Basic EPS including discontinued operations	$(0.71)	$(2.03)	$(2.74)
Basic Weighted avg. common shares	58.8	58.8	58.8

	Quarter Ended February 2, 2008
	Operating	Adjustments	GAAP
	Basis (1) (3)	(1) (3)	Basis

Domestic Borders Superstores	$957.8	$—	$957.8
Waldenbooks Specialty Retail	228.3	—	228.3
International	55.2	—	55.2

Total sales	1,241.3	—	1,241.3
Other revenue	20.4	—	20.4

Total revenue	1,261.7	—	1,261.7
Cost of goods sold, including occupancy costs	871.5	6.5	878.0

Gross margin	390.2	(6.5)	383.7
Selling, general and administrative expenses	256.1	(0.7)	255.4
Pre-opening expense	1.2	—	1.2
Asset impairments and other writedowns	—	10.4	10.4

Operating income (loss)	132.9	(16.2)	116.7
Interest expense	10.5	—	10.5

Income (loss) before income taxes	122.4	(16.2)	106.2
Income taxes	48.8	(9.2)	39.6

Income (loss) from continuing operations	$73.6	$(7.0)	$66.6

Income (loss) on continuing operations of discontinued operations (net of tax)	11.1	(5.0)	6.1
Loss on disposal of discontinued operations (net of tax)	—	(8.0)	(8.0)

Income (loss) from discontinued operations (net of tax)	11.1	(13.0)	(1.9)

Net Income (loss)	$84.7	$(20.0)	$64.7

Diluted EPS from continuing operations	$1.25	$(0.12)	$1.13
Diluted EPS from continuing operations	$0.19	$(0.22)	$(0.03)
Diluted EPS from continuing operations	$1.44	$(0.34)	$1.10
Diluted Weighted avg. common shares	58.8	58.8	58.8

Borders Group, Inc. Financial Statements
(dollars in millions, except per share amounts)
Sales and Earnings Summary

	Year Ended February 2, 2008
	Operating	Adjustments	GAAP
	Basis (1) (3)	(1) (3)	Basis
Domestic Borders Superstores	$2,847.2	$—	$2,847.2
Waldenbooks Specialty Retail	562.8	—	562.8
International	145.1	—	145.1

Total sales	3,555.1	—	3,555.1
Other revenue	40.9	—	40.9

Total revenue	3,596.0	—	3,596.0
Cost of goods sold, including occupancy costs	2,655.4	12.9	2,668.3

Gross margin	940.6	(12.9)	927.7
Selling, general and administrative expenses	899.6	7.4	907.0
Pre-opening expense	5.0	—	5.0
Asset impairments and other writedowns	—	13.0	13.0

Operating income (loss)	36.0	(33.3)	2.7
Interest expense	41.5	—	41.5

Income (loss) before income taxes	(5.5)	(33.3)	(38.8)
Income taxes	(5.3)	(13.8)	(19.1)

Income (loss) from continuing operations	$(0.2)	$(19.5)	$(19.7)

Loss on continuing operations of discontinued operations (net of tax)	(2.3)	(6.6)	(8.9)
Loss on disposal of discontinued operations (net of tax)	—	(128.8)	(128.8)

Loss from discontinued operations (net of tax)	(2.3)	(135.4)	(137.7)

Net Income (loss)	$(2.5)	$(154.9)	$(157.4)

Basic EPS from continuing operations	$—	$(0.33)	$(0.33)
Basic EPS from discontinued operations	$(0.04)	$(2.31)	$(2.35)
Basic EPS including discontinued operations	$(0.04)	$(2.64)	$(2.68)
Basic Weighted avg. common shares	58.7	58.7	58.7

Borders Group, Inc. Financial Statements
(dollars in millions, except per share amounts)
Sales and Earnings Summary

	Quarter Ended May 3, 2008
	Operating	Adjustments	GAAP
	Basis (2) (4)	(2) (4)	Basis
Domestic Borders Superstores	$600.7	$—	$600.7
Waldenbooks Specialty Retail	96.0	—	96.0
International	32.8	—	32.8

Total sales	729.5	—	729.5
Other revenue	6.3	—	6.3

Total revenue	735.8	—	735.8
Cost of goods sold, including occupancy costs	565.6	1.5	567.1

Gross margin	170.2	(1.5)	168.7
Selling, general and administrative expenses	210.4	2.2	212.6
Pre-opening expense	1.0	—	1.0
Asset impairments and other writedowns	—	—	—

Operating income (loss)	(41.2)	(3.7)	(44.9)
Interest expense	8.3	(2.4)	5.9

Income (loss) before income taxes	(49.5)	(1.3)	(50.8)
Income taxes	(19.0)	(1.7)	(20.7)

Income (loss) from continuing operations	$(30.5)	$0.4	$(30.1)

Loss on continuing operations of discontinued operations (net of tax)	(1.2)	—	(1.2)
Loss on disposal of discontinued operations (net of tax)	—	(0.4)	(0.4)

Loss from discontinued operations (net of tax)	(1.2)	(0.4)	(1.6)

Net Income (loss)	$(31.7)	$—	$(31.7)

Basic EPS from continuing operations	$(0.51)	$0.01	$(0.50)
Basic EPS from discontinued operations	$(0.02)	$(0.01)	$(0.03)
Basic EPS including discontinued operations	$(0.53)	$—	$(0.53)
Basic Weighted avg. common shares	59.4	59.4	59.4

	Quarter Ended August 2, 2008
	Operating	Adjustments	GAAP
	Basis (2) (4)	(2) (4)	Basis
Domestic Borders Superstores	$614.5	$—	$614.5
Borders.com	7.4	—	7.4
Waldenbooks Specialty Retail	96.9	—	96.9
International	30.4	—	30.4

Total sales	749.2	—	749.2
Other revenue	9.3	—	9.3

Total revenue	758.5	—	758.5
Cost of goods sold, including occupancy costs	575.7	—	575.7

Gross margin	182.8	—	182.8
Selling, general and administrative expenses	194.6	10.2	204.8
Pre-opening expense	1.1	—	1.1
Asset impairments and other writedowns	—	—	—

Operating income (loss)	(12.9)	(10.2)	(23.1)
Interest expense	6.6	(6.4)	0.2

Income (loss) before income taxes	(19.5)	(3.8)	(23.3)
Income taxes	(9.0)	(3.0)	(12.0)

Income (loss) from continuing operations	$(10.5)	$(0.8)	$(11.3)

Income (loss) on continuing operations of discontinued operations (net of tax)	(0.5)	—	(0.5)
Gain (loss) on disposal of discontinued operations (net of tax)	—	2.6	2.6

Income (loss) from discontinued operations (net of tax)	(0.5)	2.6	2.1

Net Income (loss)	$(11.0)	$1.8	$(9.2)

Basic EPS from continuing operations	$(0.18)	$(0.01)	$(0.19)
Basic EPS from discontinued operations	$—	$0.04	$0.04
Basic EPS including discontinued operations	$(0.18)	$0.03	$(0.15)
Basic Weighted avg. common shares	60.5	60.5	60.5

(1)	Results from 2007 were impacted by a number of non-operating items, including asset impairments, a legal settlement, store closure costs, executive severance costs and write-offs related to the Company’s music reduction initiative. Therefore, solely for analytical purposes and as an aid to better understand underlying trends, operating basis data are presented excluding these items.

(2)	Results from 2008 were impacted by a number of non-operating items, including store closure costs, severance costs, professional fees related to strategic alternatives and amortization of the term loan discount and debt issuance costs, offset by income related to the fair market value adjustment of the warrant liability and related tax benefit. Therefore, solely for analytical purposes and as an aid to better understand underlying trends, operating basis data are presented excluding these items.

(3)	Depreciation expense from continuing operations on an operating basis was $24.0, $24.0, $26.0, $29.5, and $103.5 for the quarter ended May 5, 2007, the quarter ended August 4, 2007, the quarter ended November 3, 2007, the quarter ended February 2, 2008 and the year ended February 2, 2008, respectively. Depreciation expense from continuing operations on a GAAP basis was $24.2, $24.3, $25.7, $29.5, and $103.7 for the quarter ended May 5, 2007, the quarter ended August 4, 2007, the quarter ended November 3, 2007, the quarter ended February 2, 2008 and the year ended February 2, 2008, respectively.

(4)	Depreciation expense from continuing operations on an operating basis and on a GAAP basis was $26.9 and $27.8 for the quarter ended May 3, 2008 and the quarter ended August 2, 2008, respectively.

Borders Group, Inc. Financial Statements
(dollars in millions)
Condensed Consolidated Balance Sheets

	May 5,	August 4,	November 3,	February 2,
	2007	2007	2007	2008
Assets
Cash and cash equivalents	$72.5	$68.6	$61.1	$58.5
Inventory	1,367.8	1,272.0	1,560.7	1,242.0
Other current assets	97.0	104.6	109.7	103.5
Current assets of discontinued operations(1)	218.8	215.8	107.7	102.0
Property and equipment, net	575.2	590.7	608.6	592.8
Other assets and deferred charges	112.8	112.6	121.9	109.8
Goodwill	40.3	40.3	40.3	40.5
Noncurrent assets of discontinued operations	172.2	177.3	52.6	53.6

Total Assets	$2,656.6	$2,581.9	$2,662.6	$2,302.7

Liabilities and Stockholders’ Equity
Short-term borrowings and current portion of long-term debt	$677.0	$691.0	$789.5	$548.6
Accounts payable	509.5	433.7	744.3	511.9
Other current liabilities	317.6	311.4	306.3	349.8
Current liabilities of discontinued operations(2)	167.4	175.4	61.7	57.5
Long-term debt	5.2	5.1	5.3	5.4
Other long-term liabilities	303.3	312.4	317.4	325.0
Noncurrent liabilities of discontinued operations	73.3	76.5	22.9	25.4

Total liabilities	2,053.3	2,005.5	2,247.4	1,823.6
Minority interest	1.9	2.1	2.2	2.2
Total stockholders’ equity	601.4	574.3	413.0	476.9

Total liabilities, minority interest and stockholders’ equity	$2,656.6	$2,581.9	$2,662.6	$2,302.7

1.	Includes $11.4, $6.9, $4.4, and $2.5 million of cash and cash equivalents as of May 5, 2007, August 4, 2007, November 3, 2007, and February 2, 2008, respectively.

2.	Includes $40.6, $42.3, and $3.7 million of short-term borrowings as of May 5, 2007, August 4, 2007 and November 3, 2007, respectively. Certain reclassifications have been made to conform to current year presentation.

	May 3,	August 2,
	2008	2008
Assets
Cash and cash equivalents	$35.0	$43.9
Inventory	1,147.9	1,090.3
Other current assets	141.9	118.1
Current assets of discontinued operations(3)	108.3	—
Property and equipment, net	589.9	584.5
Other assets and deferred charges	110.1	114.6
Goodwill	40.5	40.5
Noncurrent assets of discontinued operations	54.0	—

Total Assets	$2,227.6	$1,991.9

Liabilities and Stockholders’ Equity
Short-term borrowings and current portion of long-term debt	$585.5	$459.4
Accounts payable	462.5	469.2
Other current liabilities	284.0	268.4
Current liabilities of discontinued operations	43.2	—
Long-term debt	6.4	6.3
Other long-term liabilities	368.1	363.9
Noncurrent liabilities of discontinued operations	26.7	—

Total liabilities	1,776.4	1,567.2
Minority interest	2.3	2.2
Total stockholders’ equity	448.9	422.5

Total liabilities, minority interest and stockholders’ equity	$2,227.6	$1,991.9

3.	Includes $5.4 million of cash and cash equivalents as of May 3, 2008. Certain reclassifications have been made to conform to current year presentation.

Borders Group, Inc. Financial Statements
(dollars in millions)
Condensed Consolidated Statements of Cash Flows

	Quarter Ended				Year Ended
	May 5,	August 4,	November 3,	February 2,	February 2,
	2007	2007	2007	2008	2008
CASH PROVIDED BY (USED FOR):
OPERATIONS
Income (loss) from continuing operations	$(28.5)	$(18.1)	$(39.7)	$66.6	$(19.7)
Adjustments to reconcile loss from continuing operations to operating cash flows:
Depreciation	24.2	24.3	25.7	29.5	103.7
Change in other long-term assets, liabilities and deferred charges	2.8	(0.7)	4.5	6.7	13.3
(Increase) decrease in inventories	(74.3)	96.2	(288.1)	318.4	52.2
Increase (decrease) in accounts payable	(61.6)	(75.9)	310.4	(232.1)	(59.2)
Cash provided by (used for) other current assets and other current liabilities	(23.1)	(10.3)	33.3	8.3	8.2

Net cash used for operating activities of continuing operations	(160.5)	15.5	46.1	197.4	98.5
INVESTING
Capital expenditures	(34.5)	(32.1)	(38.1)	(24.9)	(129.6)
Acquisition	—	—	—	(0.8)	(0.8)
Proceeds from the sale of discontinued operations	—	—	20.4	—	20.4

Net cash provided by (used for) investing activities of continuing operations	(34.5)	(32.1)	(17.7)	(25.7)	(110.0)
FINANCING
Net funding from (repayment of) debt and financing obligations	173.0	9.9	102.1	(241.8)	43.2
Issuance and repurchase of common stock	2.9	3.0	0.7	1.9	8.5
Net funding from (repayment of) long-term debt	(0.2)	—	—	0.4	0.2
Cash dividends paid	(6.5)	(6.5)	(6.4)	—	(19.4)

Net cash provided by (used for) financing activities of continuing operations	169.2	6.4	96.4	(239.5)	32.5

Effect of exchange rates on cash and equivalents	1.5	(4.5)	3.1	0.7	0.8

Net cash provided by (used for) discontinued operations	(0.8)	10.8	(135.4)	64.5	(60.9)

NET DECREASE IN CASH AND EQUIVALENTS	(25.1)	(3.9)	(7.5)	(2.6)	(39.1)

Cash and equivalents at beginning of period	97.6	72.5	68.6	61.1	97.6
Cash and equivalents at end of period	72.5	68.6	61.1	58.5	58.5

	Quarter Ended
	May 3,	August 2,
	2008	2008

CASH PROVIDED BY (USED FOR):
OPERATIONS
Loss from continuing operations	$(30.1)	$(11.3)
Adjustments to reconcile loss from continuing operations to operating cash flows:
Depreciation	26.9	27.8
Change in other long-term assets, liabilities and deferred charges	(6.0)	5.9
Decrease in inventories	94.0	57.6
Increase (decrease) in accounts payable	(49.4)	6.7
Cash used for other current assets and other current liabilities	(54.4)	(17.0)

Net cash provided by (used for) operating activities of continuing operations	(19.0)	69.7
INVESTING
Capital expenditures	(27.0)	(27.1)
Proceeds from the sale of discontinued operations	—	87.9

Net cash provided by (used for) investing activities of continuing operations	(27.0)	60.8
FINANCING
Net funding from (repayment of) debt and financing obligations	45.2	(128.8)
Issuance and repurchase of common stock	2.1	1.5
Net funding from (repayment of) long-term debt	1.1	(0.4)
Cash dividends paid	(6.5)	—

Net cash provided by (used for) financing activities of continuing operations	41.9	(127.7)

Effect of exchange rates on cash and equivalents	—	0.1

Net cash provided by (used for) discontinued operations	(19.4)	6.0

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(23.5)	8.9

Cash and equivalents at beginning of period	58.5	35.0
Cash and equivalents at end of period	35.0	43.9